UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 17, 2014

Pharma-Bio Serv, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-50956	20-0653570
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Road 696, Dorado, Puerto Rico	00646
(Address of Principal Executive Offices)	(Zip Code)

(787) 278-2709
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2014, Pharma-Bio Serv, Inc. (the “Company”) amended the Employment Agreement of Nélida Plaza, the Chief Operating Officer and Secretary of the Company, dated December 31, 2009 (the “Plaza Amendment”).  The Plaza Amendment, effective January 1, 2014, sets forth Ms. Plaza’s new position as Chief Operating Officer of the Company and Ms. Plaza’s annual salary of $225,000.

On February 17, 2014, the Company amended the Employment Agreement of Pedro Lasanta, the Chief Financial Officer of the Company, dated November 5, 2007 (the “Lasanta Amendment” and together with the Plaza Amendment, the “Amendments”).  The Lasanta Amendment, effective January 1, 2014, increase Mr. Lasanta’s salary to $160,000.

Also, pursuant to the Amendments, if the Company terminates the employment agreement of Ms. Plaza or Mr. Lasanta other than for death, disability or cause, the Company shall (1) pay to the executive within 30 days after the date of termination (a) a  lump-sum severance payment in an amount equivalent to one (1) year of salary at the time of the termination, less legal withholdings, or the severance established by PR labor law No. 80 of May 30, 1976, known as the “Wrongful Discharge Act” (“Ley de Despido Injustificado”), whichever amount is higher; (b) any bonuses that the executive may have earned up to the date of her termination, and (c) the value of any unused accrued vacation days, (2) provide executive one (1) year health coverage for the executive and dependents, and (3) provide that any restricted stock units, options or other similar granted awards held by the executive will become vested and exercisable for a three month period following the termination.  Also, pursuant to the Amendments, in the event of a change of control of the Company in connection with a sale, merger or acquisition of the Company or the Company ceases to be a public company, and is no longer subject to the reporting obligations of the Securities Exchange Act of 1934, as amended, any restricted stock units, options or other similar granted awards held by Ms. Plaza or Mr. Lasanta will become vested and exercisable immediately prior to such event.

A copy of the Amendments are attached as Exhibits 10.1 and 10.2 to this report and are incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits.
(d)

Exhibit No.                      Exhibit Description
10.1	Employment Agreement Amendment among Pharma-Bio Serv, Inc., Pharma-Bio Serv PR, Inc. and Nélida Plaza.
10.2	Employment Agreement Amendment between Pharma-Bio Serv, Inc. and Pedro Lasanta.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMA-BIO SERV, INC.

Date: February 21, 2014	By:	/s/ Pedro J. Lasanta
Pedro J. Lasanta
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                      Exhibit Description
10.1	Employment Agreement Amendment among Pharma-Bio Serv, Inc., Pharma-Bio Serv PR, Inc. and Nélida Plaza.
10.2	Employment Agreement Amendment between Pharma-Bio Serv, Inc. and Pedro Lasanta.